UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2026

Disciplined Growth Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43314	98-1913742
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

169 Rockaway Avenue

Garden City, New York 11530

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 550-4122

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right	DGACU	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	DGAC	The New York Stock Exchange
Rights, each right entitling the holder to receive one-fourth (1/4) of one Class A ordinary share upon the consummation of the initial business combination	DGACR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

The information included in Item 8.01 is incorporated into this Item by reference.

Item 8.01. Other Events.

As previously disclosed on a Current Report on Form 8-K dated May 26, 2026, Disciplined Growth Acquisition Corporation (the “Company”) consummated its initial public offering (“IPO”) of 15,000,000 units (the “Units”) on May 28, 2026. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one right to receive one-fourth (1/4) of one Class A Ordinary Share upon the consummation of the Company’s initial business combination (each, a “Share Right”). The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $150,000,000.

Simultaneously with the closing of the IPO, pursuant to the Sponsor Private Placement Units Purchase Agreement and the Underwriters’ Private Placement Units Purchase Agreement, the Company completed the private sale of an aggregate of 345,000 units (the “Private Placement Units”) to Disciplined Growth Acquisition Sponsor (the “Sponsor”), Maxim Group LLC (“Maxim”) and/or its designees and at-risk capital investors at a price of $10.00 per Private Placement Unit for an aggregate purchase price of $3,450,000. Of these Private Placement Units, the Sponsor purchased 175,000 Private Placement Units, Maxim Group LLC and/or its designees purchased 60,000 Private Placement Units and the at-risk capital investors purchased 110,000 Private Placement Units. The Private Placement Units (and underlying securities) are identical to the Units sold in the IPO, except as otherwise disclosed in the Company’s registration statement on Form S-1 (File No. 333-295097) (the “Registration Statement”) for the IPO, initially filed with the U.S. Securities and Exchange Commission on April 16, 2026, as amended. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

In connection with the IPO, the underwriter was granted a 45-day option from the date of the Registration Statement (the “Over-Allotment Option”) to purchase up to 2,250,000 additional units to cover over-allotments (the “Option Units”), if any.

On June 4, 2026, the underwriters purchased an additional 750,000 Option Units pursuant to the partial exercise of the Over-Allotment Option. The Option Units were sold at an offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $7,500,000.

On June 4, 2026, in connection with the partial exercise of the Over-Allotment Option, the Sponsor purchased an additional 6,750 Private Placement Units and Maxim and/or its designees purchased an additional 3,000 Private Placement Units, in each case at a price of $10.00 per Private Placement Unit, for aggregate additional proceeds of $97,500. No underwriting discounts or commissions were paid with respect to such sales. The issuance of the additional Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

A total of $158,287,500 of the proceeds from the sale of the Units, the Option Units, and the Private Placement Units was placed in a U.S.-based trust account maintained by Odyssey Transfer and Trust Company acting as trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCIPLINED GROWTH ACQUISITION CORPORATION

	By:	/s/ Robert Wotczak
		Name:	Robert Wotczak
		Title:	Chief Executive Officer
Dated: June 4, 2026

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